UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2010
PHOENIX TECHNOLOGIES LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17111	04-2685985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 570-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 ☐ CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 ☐ CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-3.1
EX-3.2
EX-99.1

INTRODUCTORY NOTE
This Current Report on Form 8-K is being filed in connection with the consummation on November 23, 2010 (the “Effective Time”) of the merger and other transactions contemplated by the Agreement and Plan of Merger, dated as of August 17, 2010, by and among Phoenix Technologies Ltd. (“Phoenix”), Pharaoh Acquisition LLC (formerly known as Pharaoh Acquisition Corp. and referred to herein as “Parent”) and Pharaoh Merger Sub Corp., a wholly-owned subsidiary of Parent (“Merger Sub”), each an affiliate of Marlin Equity Partners, and solely for purposes of providing a guarantee of the obligations of the Parent and Merger Sub, Marlin Equity II, L.P. and Marlin Equity III, L.P., as amended on October 21, 2010 and November 3, 2010 (the “Marlin Merger Agreement”).
At the Effective Time, pursuant to the terms and conditions of the Marlin Merger Agreement, Merger Sub merged with and into Phoenix, with Phoenix surviving as a wholly-owned subsidiary of Parent (the “Merger”).
The descriptions contained in this Current Report on Form 8-K of the Marlin Merger Agreement and transactions contemplated thereby are not complete and are qualified in their entirety by the full and complete text of the Marlin Merger Agreement, the Amendment to the Marlin Merger Agreement dated as of October 21, 2010, and the Amendment to the Marlin Merger Agreement dated as of November 3, 2010, which are attached as Exhibit 2.1 to Phoenix’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 18, 2010, October 22, 2010 and November 3, 2010, respectively, and incorporated herein by reference.
The following transactions occurred in connection with the consummation of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets
The disclosures set forth in the Introductory Note, Item 3.01 and Item 5.01 hereof are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule
Upon the Effective Time, Phoenix notified The NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger, and that, pursuant to the Marlin Merger Agreement, each outstanding share of common stock, par value $0.001 per share, of Phoenix (“Phoenix Stock”) was cancelled and converted into the right to receive $4.20 per share in cash, without interest (the “Merger Consideration”). Pursuant to Phoenix’s written request to NASDAQ, the listing of the Phoenix stock on The NASDAQ Global Market was halted on November 23, 2010, and will be suspended prior to the open of trading on November 24, 2010. Phoenix also requested that NASDAQ file with the Commission a notification of removal from listing on Form 25 with respect to the Phoenix Stock.
In addition, Phoenix intends to file with the Commission a certification and notice of termination on Form 15 requesting that the Phoenix Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Phoenix’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders
As previously disclosed, the Marlin Merger Agreement was approved by Phoenix stockholders at a special meeting held on November 19, 2010, and the Merger was consummated on November 23, 2010.

Under the terms of the Marlin Merger Agreement, upon the Effective Time, each outstanding share of Phoenix Stock was cancelled and converted into the right to receive the Merger Consideration.
Under the terms of the Marlin Merger Agreement, each outstanding option to purchase Phoenix Stock vested in full and became exercisable immediately prior to the Effective Time (to the extent not already vested and exercisable) and, depending upon the terms of the applicable equity plan, was either (i) cancelled in exchange for a cash payment per share equal to the excess, if any, of the Merger Consideration over the exercise price of such stock option, (ii) exercised with the resulting shares of Phoenix Stock being converted into the right to receive the Merger Consideration, or (iii) cancelled at the Effective Time if not cashed-out or exercised in accordance with (i) or (ii). Each outstanding restricted stock award held by Phoenix employees and directors under any equity plans vested in full immediately prior to the Effective Time and was cancelled at the Effective Time in exchange for the right to receive the Merger Consideration.
Holders of Phoenix’s Stock, options and restricted shares of Phoenix Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights with respect to such securities (other than their right to receive the Merger Consideration, as applicable), nor do they have any interest in Phoenix’s future earnings or growth.
Immediately prior to the Effective Time, that certain Amended and Restated Preferred Share Rights Agreement by and between Phoenix and Computershare Trust Company, N.A., dated as of October 21, 2009, as amended August 17, 2010 (the “Rights Agreement”), was automatically terminated in accordance with its terms and the Rights (as defined in the Rights Agreement) issued thereunder were cancelled.

Item 5.01	Changes in Control of Registrant
As a result of the Merger, a change of control of Phoenix occurred, and Phoenix became a wholly-owned subsidiary of Parent.
The disclosures set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 hereof are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the Merger, all of the directors of Phoenix resigned from their directorships of Phoenix as of the Effective Time. Following the Effective Time, Nick Kaiser, George Huang, Robert Warwick, Tom Lacey, Bart Foster and Vladimir Jacimovic became the directors of Phoenix.
Upon the Effective Time, each of Robert Andersen, Timothy Chu and David Gibbs ceased to hold his respective office with Phoenix.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year
As of the Effective Time, the certificate of incorporation of Phoenix was amended and restated in its entirety. The Amended and Restated Certificate of Incorporation of Phoenix is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
In addition, following the Effective Time, the bylaws of Phoenix were amended and restated in their entirety to read the same as the by-laws of Merger Sub as in effect immediately prior to the Effective Time, except that the bylaws were amended to reflect that the name of the surviving corporation is

“Phoenix Technologies Ltd.” The Amended and Restated Bylaws of Phoenix are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01	Other Events
On November 23, 2010, Phoenix issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of August 17, 2010, by and among Phoenix Technologies Ltd., Pharaoh Acquisition Corp. (“Parent”) and Pharaoh Merger Sub Corp., a wholly-owned subsidiary of Parent (“Merger Sub”), each an affiliate of Marlin Equity Partners, and solely for purposes of providing a guarantee of the obligations of the Parent and Merger Sub, Marlin Equity II, L.P. and Marlin Equity III, L.P. (incorporated by reference to Exhibit 2.1 of Phoenix’s Current Report on Form 8-K filed on August 18, 2010).

2.2
Amendment to the Agreement and Plan of Merger, dated as of October 21, 2010, by and among Phoenix Technologies Ltd., Pharaoh Acquisition Corp. and Pharaoh Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of Phoenix’s Current Report on Form 8-K filed on October 22, 2010).

2.3
Amendment to the Agreement and Plan of Merger, dated as of November 3, 2010, by and among Phoenix Technologies Ltd., Pharaoh Acquisition LLC, formerly known as Pharaoh Acquisition Corp., and Pharaoh Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of Phoenix’s Current Report on Form 8-K filed on November 3, 2010).

3.1	Amended and Restated Certificate of Incorporation of Phoenix Technologies Ltd.
3.2	Amended and Restated Bylaws of Phoenix Technologies Ltd.
99.1	Press Release dated November 23, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2010	PHOENIX TECHNOLOGIES LTD.
	By:	/s/ Robert Andersen
Robert Andersen
Authorized Signatory